                                                                                                                        Exhibit 99.8

[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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                      Class 4-A and Subs Corridor Contract Agreement Schedule and Strike Rates
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                Notional                                                             Notional
   Period     Schedule ($)        Cap Strike (%)     Cap Ceiling (%)     Period    Schedule ($)    Cap Strike (%)  Cap Ceiling (%)
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    1         656,096,000           6.19327             8.25000            46      137,392,042        8.16271         10.10671
    2         651,158,385           5.97797             8.25000            47      132,824,628        7.62305         10.10551
    3         644,647,412           5.77655             8.25000            48      128,809,198        8.44930         10.08496
    4         636,563,414           5.77601             8.25000            49      124,929,935        8.13413         11.09147
    5         626,915,472           5.97629             8.25000            50      121,173,459        8.39614         11.08526
    6         615,722,204           5.77486             8.25000            51      117,536,288        8.10508         11.08660
    7         603,013,729           5.97507             8.25000            52      114,014,529        8.08802         11.09025
    8         588,837,986           5.77365             8.25000            53      110,604,225        8.35848         11.09400
    9         573,268,525           5.77306             8.25000            54      107,301,719        8.40626         10.91229
   10         556,506,502           6.41777             8.25000            55      104,108,534        8.67408         10.90175
   11         538,905,523           5.77194             8.25000            56      101,015,769        8.36463         10.91614
   12         520,744,756           5.97070             8.25000            57       98,020,069        8.34402         10.92025
   13         503,082,868           5.75688             8.25000            58       95,118,235        9.24229         10.88979
   14         485,911,912           5.95646             8.25000            59       92,307,176        8.30949         10.93414
   15         469,219,649           5.75601             8.24997            60       89,583,086        8.62447         10.67903
   16         452,992,607           5.75538             8.24997            61       86,945,038        8.31599         11.19963
   17         437,217,627           5.95490             8.24997            62       84,388,980        8.57868         11.18615
   18         421,881,961           5.75533             8.24997            63       81,912,289        8.27261         11.20988
   19         406,973,317           5.95895             8.24997            64       79,512,372        8.25156         11.21561
   20         392,479,835           5.76033             8.24997            65       77,186,725        8.51843         11.20894
   21         378,381,813           5.75973             8.24993            66       74,932,928        8.25398         11.27142
   22         364,676,608           6.46241             8.24994            67       72,748,644        8.51408         11.25971
   23         351,356,432           5.99854             8.24995            68       70,631,614        8.20884         11.27968
   24         338,406,757           6.28427             8.24994            69       68,579,656        8.18696         11.28445
   25         325,768,364           6.06061             9.24981            70       66,590,661        9.06692         11.24003
   26         313,277,961           6.26906             9.24982            71       64,662,594        8.14739         11.29806
   27         300,676,936           6.05610             9.24979            72       62,793,486        8.43602         11.31913
   28         287,939,594           6.07021             9.24980            73       60,981,435        8.13299         11.33667
   29         273,397,041           6.35286             9.24979            74       59,224,603        8.38888         11.32667
   30         245,320,544           6.17492             9.24969            75       57,521,216        8.08762         11.34411
   31         219,909,200           6.37195             9.24912            76       55,869,556        8.06560         11.34842
   32         197,056,301           6.16018             9.24901
   33         177,544,106           6.20364             9.24892
   34         168,192,806           6.90595             9.24234
   35         159,218,371           6.28570             9.22269
   36         150,540,351           7.33315             9.21804
   37         142,154,642           7.06625             10.21839
   38         142,154,642           7.30462             10.21708
   39         142,154,642           7.06399             10.21837
   40         142,154,642           7.05829             10.20476
   41         142,154,642           7.31806             10.14210
   42         142,154,642           7.65383             10.11246
   43         142,154,642           7.90670             10.10848
   44         142,154,642           7.63351             10.11407
   45         141,848,531           7.63149             10.11493
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



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